Exhibit 10.1

REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

PART I - BROKER DUTIES

Every licensed New Mexico real estate Broker is obligated to disclose Broker Duties. Please acknowledge receipt of this information by signing or initialing at the bottom of this page. Disclosure: The following brokerage relationships are available in the State of New Mexico: (1) transaction broker, (2) exclusive agency, and (3) dual agency (see RANM Form 1401, p. 2).

Prior to the time an Associate Broker or Qualifying Broker generates or presents any written document that has the potential to become an express written agreement, the Associate Broker or Qualifying Broker shall disclose in writing to their prospective buyer, seller, landlord or tenant, the following list of Broker Duties that are owed to all Customers and Clients by all Brokers;

(A) Honesty and reasonable care as set forth in the provisions of this section;

(B) Compliance with local, state, and federal fair housing and anti-discrimination laws, the New Mexico Real Estate License Law and the Real Estate Commission Rules and other applicable local, state, and federal laws and regulations;

(C) Performance of any and all oral or written agreements made with the Customer or Client;

(D) Assistance to the Broker’s Customer or Client in completing the Transaction, unless otherwise agreed to in writing by the Customer or Client, including (1) Presentation of all offers or counter-offers in a timely manner, and (2) Assistance in complying with the terms and conditions of the contract and with the closing of the Transaction;

If the Broker in a transaction is not providing the service, advice or assistance described in paragraphs D(1) and D(2), the Customer or Client must agree in writing that the Broker is not expected to provide such service, advice or assistance, and the Broker shall disclose such agreement in writing to the other Brokers involved in the Transaction;

(E) Acknowledgment by the Broker that there may be matters related to the Transaction that are outside the Associate Broker’s or Qualifying Broker’s knowledge or expertise and that the Associate Broker or Qualifying Broker will suggest that the Customer or Client seek expert advice on these matters;

(F) Prompt accounting for all monies or property received by the Broker;

(G) Prior to the time the Associate Broker or Qualifying Broker generates or presents any written document that has the potential to become an express written agreement, written disclosure of (1) any written Brokerage Relationship the Broker has with any other Parties to the Transaction; and or (2) any material interest or relationship of a business, personal, or family nature that the Broker has in the Transaction; (3) other Brokerage Relationship options available in New Mexico;

(H) Disclosure of any adverse material facts actually known by the Associate Broker or Qualifying Broker about the Property or the Transaction, or about the financial ability of the parties to the Transaction to complete the Transaction. Adverse material facts do not include data from a sex offender registry or the existence of group homes;

(I) Maintenance of any confidential information learned in the course of any prior Agency relationship unless the disclosure is with the former Client’s consent or is required by law;

(J) Unless otherwise authorized in writing, an Associate Broker or Qualifying Broker shall not disclose to their Customer or Client during the transaction that their Seller Client or Customer has previously indicated they will accept a sales price less than the asking or listed price of a property; that their Buyer Client or Customer has previously indicated they will pay a price greater than the price submitted in a written offer; the motivation of their Client or Customer for selling or buying property; that their Seller Client or Customer or their Buyer Client or Customer will agree to financing terms other than those offered; or any other information requested in writing by the Associate Broker’s or Qualifying Broker’s Customer or Client to remain confidential, unless disclosure is required by law.

RANM Form 3101 (2010) Cover Page 1	©2007(2) REALTORS® Association of New Mexico	Initials: Buyer	Seller

New Urban Investments LLC P.O. Box 7897 Albuquerque, NM 87194

Phone: 505.450.4466	Fax: 505.232.3018	Phillip Raby	8500 Bluewater

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

PART II

BROKERAGE RELATIONSHIPS DISCLOSURE: Transaction Broker, Exclusive Agency, and Dual Agency are brokerage relationships available in New Mexico. Brokers may, but are not required to, disclose unwritten agreements with Buyers and Sellers. However, Brokers must disclose written agreements.

1. Phillip Juno Raby (“Buyer’s Broker”) is working with the Buyer in this transaction as a:

☒ Transaction Broker without a written agreement.

☐ Transaction Broker with a written agreement (RANM Form 1206, Buyer Broker Agreement).

☐ Agent with a written agreement (RANM Form 1206, Buyer Broker Agreement with Agency Addendum).

2. IN-HOUSE TRANSACTION:

☐ A. Buyer’s Broker is licensed under the same Qualifying Broker in the same Brokerage as Seller’s Broker. Seller’s Broker has a written listing agreement with the Seller as ☐ Transaction Broker ☐ Agent.

☐ B. Buyer’s Broker is also Seller’s Broker for the property in this Transaction, Seller’s Broker has a written listing agreement with Seller as ☐ Transaction Broker ☐ Agent.

3. ☐ DUAL REPRESENTATION DISCLOSURE AND CONSENT: Brokerage is representing both Buyer and Seller by means of written agreements with each of them, without creating Dual Agency. If there are two written agreements, Buyer and Seller hereby consent to this dual representation.

4. ☐ DUAL AGENCY DISCLOSURE: Brokerage is representing both Buyer and Seller by means of written agency agreements with each of them, and Designated Brokerage has not been chosen by the Qualifying Broker, thus creating Dual Agency. Prior to writing or presenting this offer, Broker must obtain written consent from Buyer Client and Seller Client (RANM Form 1301, Agency Agreement - Dual).

5. Buyer’s Broker      ☒ does      ☐ does not have a material interest or relationship of a business, personal or family nature in the transaction, including compensation from more than one party:

If the Brokerage or Qualifying Broker has a material interest or relationship of a business, personal, or family nature in the transaction, that interest or relationship must also be disclosed separately.

6.      ☐ Buyer      ☐ Seller is a licensed New Mexico real estate Broker.

The BROKERAGE RELATIONSHIPS DISCLOSURE is acknowledged by the parties below:

BUYER			SELLER

	12/01/2010	12:00 PM		12/8/2010	5:00PM
Buyer Signature	Date	Time	Seller Signature	Date	Time

Coven Holdings LLC			Sparton Technology, Inc.,
Buyer Signature	Date	Time	Seller Signature	Date	Time

BUYER’S BROKER

New Urban Investments LLC
Buyer’s Brokerage Firm

Philip Juno Raby	Broker ☒ is ☐ is not a REALTOR®
Broker

	12/01/2010	12:00 PM
Signature	Date	Time

SELLER’S BROKER

CBRE
Seller’s Brokerage Firm

Jim Smith	Broker ☐ is ☐ is not a REALTOR®
Broker

Signature	Date	Time

RANM Form 3101 (2010)	Cover Page 1	© 2007 REALTORS® Association of New Mexico

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

Date of Offer             December 1             , 2010

1.	TERMS SUMMARY.

This Agreement includes the Property Disclosure Statement and:

☐	Property Disclosure Statement

☒	Addendum

☐	Financing Addendum

☐ Other (describe):

Offer Expiration Date:             December 3             , 2010

Buyer:	Coven Holdings LLC
a New Mexico Limited Liability Company
Seller:	Sparton Technology, Inc
a NEW MEXICO CORPORATION.

Property:	8500 BLUE WATER
Address:	8500 Bluewater Road NW, Albuquerque, NM 87121
Legal Description:	SUMMARY PLAT OF TRACTS H–l , H–2, I–1 & I–2 OF ATRISCO
BUSINESS PARK UNIT 2

Purchase Price: $4,200,000.00

Earnest Money: $1,000,000.00

Title Company:	Fidelity National Title
8500 Menaul Blvd NE, Suite B–150
Albuquerque, NM 87112
Phone: (505) 450–2060	Facsimile: (505) 332–1068
Email: RADavis@fnf.com

Inspection Period:                                     See Addendum One                    , See

Survey Type: ☒ ALTA ☐ Boundary ☐ Other (describe):

To be obtained and paid for by: ☐ Buyer ☒ Seller

Environmental Site Assessment: ☒ Phase I ☐ Phase II ☐ Other (describe):

To be obtained and paid for by: ☐ Buyer ☒ Seller

Closing Date:                                 See Addendmum One And Two             , See

This form and all REALTORS® Association of New Mexico (RANM) forms are for the sole use of RANM members and those New Mexico Real Estate Licensees to whom RANM has granted prior written authorization. Distribution of RANM forms to non-RANM members or unauthorized Real Estate Licensees is strictly prohibited. RANM makes no warranty of the legal effectiveness or validity of this form and disclaims any liability for damages resulting from its use. By use of this form, the parties agree to the limitations set forth in this paragraph. The parties hereby release RANM, the Real Estate Brokers, their Agents and employees from any use of this form is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by Real Estate Licensees who are members of the National Association of REALTORS® and who subscribe to the Association’s strict Code of Ethics.

RANM Form 3101 (2010) Page 1 of 11	©2007 REALTORS® Association of New Mexico	Initials: Buyer	Seller

New Urban Investments LLC P.O. Box 7897 Albuquerque, NM 87194

Phone: 505.450.4466	Fax: 505.232.3018	Phillip Raby	8500 Bluewater

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

Conveyance Documents:

        Deed: ☒ General Warranty Deed

 ☐ Special Warranty Deed

 ☐ Quitclaim Deed

☐ Other (describe):

        ☒ Assignment of Leases

☐ Other (describe):

SELLING BROKER

New Urban Investments LLC
Selling Firm

Phillip Juno Raby			Broker ☒ is ☐ is not a REALTOR®
By (Print)

P.O. Box 7897		Albuquerque	NM	87194-7897
Address		City	State	Zip Code

(505) 232–3017	(505) 232–3018		juno@newurbaninvestmentsllc.com
Business Phone	Fax		Email Address

LISTING BROKER

CBRE
Listing Firm

Jim Smith			Broker ☐ is ☐ is not a REALTOR®
By (Print)

6100 Uptown NE		Albuquerque	NM	87110
Address		City	State	Zip Code

(505) 837–4923	(505) 837-4994		jsmith@cbre.com
Business Phone	Fax		Email Address

Financing Contingency:        ☐ If checked, this Agreement is contingent upon Buyer obtaining financing on or before                                 . (Attach Financing Addendum, if appropriate)

2. PROPERTY. Seller agrees to sell and Buyer agrees to buy the Property for the Purchase Price pursuant to the terms of this Purchase and Sale Agreement (“Agreement”). The parties agree that if the legal description of the Property in this Agreement is not accurate, this Agreement shall not be invalid and the legal description shall be revised in a manner acceptable to Buyer, seller and Title Company. The Property includes all fixtures and permanent improvements located at the Property, including all mechanical systems, electrical systems, plumbing systems, heating, ventilating and air conditioning systems and equipment, sprinkler systems, security systems, fire detection systems, telephone distribution systems (lines, jacks and connections only), floor coverings, window coverings, elevators, signs, paving and landscaping. The Property includes all of Seller’s interest in Existing Leases (as defined below), subleases, licenses, lease guaranties, easements, rights-of-way, streets, alleys, access rights, water rights, air rights, development rights, zoning rights and variances, and all other estates, rights, titles, interests, servitudes, tenements, and appurtenances of any nature whatsoever, in any way now or hereafter belonging to, relating to or pertaining to the Property. Service contracts, employment agreements, warranties and management agreements, to the extent they are assignable, will be included with the Property. THIS AGREEMENT IS NOT TO BE USED FOR TRANSACTIONS INVOLVING AN ASSIGNMENT OF A GROUND LEASE. UNLESS SPECIFICALLY PROVIDED IN AN ADDENDUM TO THIS AGREEMENT, BUYER IS NOT PURCHASING ANY PERSONAL PROPERTY OF SELLER PURSUANT TO THIS AGREEMENT. (IN THE EVENT BUYER IS PURCHASING PERSONAL PROPERTY OF SELLER IN CONJUNCTION WITH PURCHASE OF THE PROPERTY, BUYER SHOULD CONSULT AN ATTORNEY REGARDING NECESSARY ADDITIONAL DOCUMENTATION.)

RANM Form 3101 (2010) Page 2 of 11	©2007 REALTORS® Association of New Mexico	Initials: Buyer	Seller

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

3. DEFINITIONS, BROKER includes Buyer’s and Seller’s brokers. DAY(S) will be determined on a “calendar day” basis. If the day falls on a Saturday, Sunday or legal Holiday, the time therefor will be extended to the next business day. Legal Holidays are described as: New Year’s Day, Martin Luther King Jr.’s Birthday, President’s Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day. DATE OF ACCEPTANCE is the date this Agreement is fully executed and delivered. DELIVERED means personally delivered, delivered by facsimile, mailed postage prepaid, or by any method where there is evidence of receipt, The facsimile or e-mail transmission of a copy of this or any related document will constitute delivery of that document. The facsimile, e-mail or electronically transmitted signature shall have the same force and effect as an original signature. Delivery to the real estate Broker who is working with or who represents the Buyer or Seller will constitute delivery to the Buyer or Seller respectively, except if the same Broker works for or represents both Buyer and Seller, in which case, delivery to the principal is required. The MASCULINE includes the feminine. The SINGULAR includes the plural.

4. EARNEST MONEY. Within 5 days of the Date of Agreement, Buyer shall deliver the Earnest Money to the Title Company, to be held in escrow pursuant to the terms of this Agreement. The Earnest Money shall be held in a federally insured, interest bearing account selected by Title Company. Subject to the provisions of this Agreement, the Earnest Money and all accrued interest is to be applied toward the purchase of the Property at the Closing. Upon Title Company’s request, Buyer agrees to provide Title Company with its Federal Tax Identification Number. If Buyer fails to deposit the Earnest Money as required by this Agreement, this Agreement shall be automatically terminated.

5. FINANCING. The financing terms, conditions and obligations are set forth in the Financing Addendum.

6. DISCLOSURE AND DELIVERY OF INFORMATION. Within 30 days of the Date of Agreement, Seller shall deliver to Buyer a fully and accurately completed Property Disclosure Statement in the form attached to this Agreement. Within 30 days of the Date of Agreement, Seller shall provide to Buyer true, correct and complete copies, to the extent that they are in Seller’s control or possession, of the following: previously prepared environmental audits and inspections, physical inspection reports, maintenance information, warranties, service and other contracts, engineering reports, hydrology reports, drainage information, grading information, soils reports, topography information, utility reports and information, building plans and specifications, certificates of occupancy, plats, prior surveys, site plans, tax assessments and tax bills for the past two (2) years, utility bills, governmental and quasi-governmental notices, a schedule of all lawsuits (except suits initiated by Seller against tenants no longer occupying space at the Property) pending or threatened related to the Property (including a summary of relevant facts, status of the action, parties, court and attorneys involved), and such other information, notices, correspondence, agreements and other materials, if any, in Seller’s possession related to the Property. If the Property includes a “residence” or “housing” that was constructed prior to 1978, Federal Lead-Based Paint Regulations will apply, and Seller must provide to Buyer, BEFORE accepting an offer from Buyer, disclosures and information required by Federal regulations. See RANM Form 5112, Lead-Based Paint Addendum Purchase Agreement.

7. INSPECTION PERIOD. Buyer shall have the period of time set forth above as the Inspection Period to review the Property. During the Inspection Period, Buyer shall review all of the information regarding the Property provided by Seller. In addition, during the Inspection Period, Buyer may perform such other inspections and review such other information as is desired by Buyer. Such inspections, unless otherwise specified in this Agreement, shall be at Buyer’s expense. Such inspections and reviews may include, but are not limited to, physical inspection of the Property, environmental inspection of the Property, soil inspection, review of governmental approvals and permits related to the Property, zoning, title, survey, leases, financial information related to the Property, service agreements, management contracts, and other agreements related to the Property. Seller authorizes Buyer to request zoning and other similar certifications from applicable governmental and quasi-governmental authorities. Buyer agrees to not unreasonably disturb Seller’s tenants at the Property and to conduct all inspections and tests at times mutually acceptable to Buyer and Seller. Seller releases Buyer from all claims and liabilities arising out of such requests by Buyer, including but not limited to enforcement actions triggered by such requests. During the Inspection Period, Buyer is specifically entitled to review the following:

A. Physical Inspection. Buyer, at Buyer’s election and expense, may obtain a physical inspection, lead-based paint hazard inspection and/or lead-based paint risk assessment concerning the Property.

RANM Form 3101 (2010) Page 3 of 11	©2007 REALTORS® Association of New Mexico	Initials: Buyer	Seller

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

B. Title. Within 10 days of the Date of Agreement, Seller shall obtain a title commitment (“Title Commitment”) from Title Company. All costs associated with the Title Commitment, unless otherwise specified in this Agreement, shall be paid for by Seller. Along with the Title Commitment, Title Company Shall provide to Buyer copies of all documents listed as exceptions, a property tax search and copies of all plats related to the Property. Buyer shall be entitled to review title to the Property during the Inspection Period.

C. Survey. The survey of the Property of the type specified above shall be obtained by the party designated. The survey shall be obtained as soon as practicable and, in any event, within 30 days of the Date of Agreement. If an ALTA survey is designated, the survey shall be prepared consistent with the American Land Title Association/American College on Survey & Mapping standards for urban surveys, including the optional items on Table A as selected by the party obtaining the survey. If a boundary or other survey is to be obtained, such survey shall be prepared consistent with the Minimum Standards for Surveying in New Mexico. All surveys shall be certified to Seller, Buyer, Title Company and Buyer’s lender, if any. The “Flood Zone” status of the Property shall be reflected on the survey.

D. Leases. During the Inspection Period, Buyer may review all leases, subleases, lease guaranties, licenses, concession agreements and other rental or occupancy arrangements (collectively “Existing Leases”) affecting the Property. Prior to the Closing, Seller shall obtain an estoppel certificate (“Estoppel Certificate”) covering such matters and on a form mutually acceptable to Buyer and Seller from each tenant at the Property. Seller shall use its best efforts to obtain all Estoppel Certificates as soon as possible and in any event on or before the Closing Date. If any Estoppel Certificate cannot be obtained in a timely manner, Seller shall promptly give notice to Buyer of Seller’s failure to obtain such Estoppel Certificate; and, in such event, Buyer, within 30 days after notice is given, may terminate this Agreement and have the Earnest Money, including accrued interest, delivered to Buyer.

E. Environmental Site Assessment. The Environmental Site Assessment of the Property shall be obtained by the party set forth above, at such party’s expense, within 30 days of the Date of Agreement. The site assessment of the Property shall be of the type specified above and shall be performed in a manner consistent with the standards created by American Society for Testing and Materials Standards.

F. Soil and Drainage Inspection. Buyer, at Buyer’s election and expense, may obtain soil and drainage inspections and tests concerning the Property.

8. BUYER’S ENTRY. Buyer shall be responsible for all costs, expenses, liabilities and damages incurred by Seller as a result of Buyer’s entry onto the Property prior to the Closing. Buyer shall return the Property to the condition it was in prior to any entry, test and/or inspection by Buyer. All inspections and tests conducted by Buyer regarding the Property shall be promptly paid for by Buyer. Buyer indemnifies and agrees to defend Seller and the Property from any and all claims, liabilities, liens, losses, expenses (including reasonable attorneys’ fees and costs), and/or damages arising out of or related to any such entry, inspections and/or tests by Buyer, its agents, contractors and employees, in connection with this Agreement.

9. BUYER’S OBJECTION. Prior to the end of the Inspection Period, Buyer may disapprove the Property and/or any item related to the Property. In such event, Buyer, at Buyer’s election, may either terminate this Agreement or give notice to Seller requesting that Seller cure the items disapproved by Buyer. Seller shall have the obligation, at Seller’s expense, to satisfy and remove at or before the Closing all monetary encumbrances disapproved by Buyer. Regarding disapproval by Buyer of items other than monetary encumbrances, within 10 days of Buyer’s notice requesting Seller’s cure, Seller shall provide notice to Buyer of Seller’s proposed cure and the time period necessary for Seller to effectuate the cure. Upon receipt of the response from Seller, Buyer shall within 10 days elect to either terminate this Agreement or accept Seller’s proposed cure. If Buyer elects to terminate this Agreement, the Earnest Money, including accrued interest, shall be delivered to Buyer. If Buyer agrees to Seller’s proposed cure, the Closing Date shall be extended, if necessary, consistent with the time period specified for Seller’s cure. If Buyer does not disapprove the Property in writing, Buyer shall be deemed to have approved the Property and the Earnest Money shall become non-refundable.

RANM Form 3101 (2010) Page 4 of 11                          ©2007 REALTORS® Association of New Mexico                            Initials: Buyer Seller

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

10. SELLER’S REPRESENTATIONS AND WARRANTIES. Except as is expressly disclosed in the Property Disclosure Statement, Seller, to the best of Seller’s current, actual knowledge, makes the following representations and warranties to Buyer as of the Date of Agreement and as of the Closing:

A. Seller is the sole owner of the Property and has the full right, power and authority to sell the Property to Buyer as provided in this Agreement.

B. Seller is not aware of any adverse soil, topography, hydrology or drainage condition at the Property.

C. Seller is not aware of any hazardous materials, hazardous conditions, toxic substances, asbestos, or contaminated substances, including but not limited to asbestos, lead based paint and/or PCB transformers at the Property.

D. Seller has not received any notice from any governmental or quasi-governmental entity.

E. The Property has never been used as a dump, landfill or other similar use and the Property has never had an above ground or an underground storage tank located on it.

F. All information and documents provided by Seller to Buyer regarding the Property are true, correct and complete. Notwithstanding the foregoing, Seller is not providing any representation or warranty to Buyer regarding the sufficiency, accuracy, completeness, or correctness of any information or report prepared by any party other than Seller. Seller does not provide any representation or warranty to Buyer concerning the skill or competency of any third party producing any such information.

G. Seller is not aware of any unpaid liens or assessments, or items which could result in a lien, related to the Property.

H. Water service, electric service, natural gas, telephone service, and public sewer service are presently serving the Property.

I. The Property is not subject to any historical property designation and/or development limitation.

J. Seller will not violate or modify any existing lease or Other Agreement, or create any new lease or Other Agreement affecting the Property, without Buyer’s prior written approval.

K. No person other than tenant(s) pursuant to the Existing Leases shall have any right to possession of the Property.

L. No work has been performed which has not been paid for or which could give rise to any mechanic’s or materialmen’s lien being filed against the Property.

M. No lawsuit or other claim is pending or threatened against Seller and/or the Property.

N. No tenant or occupant of the Property is subject to any bankruptcy, receivership, probate or insolvency proceeding.

O. Seller is not subject to any bankruptcy, receivership, probate or insolvency proceeding.

RANM Form 3101 (2010) Page 5 of 11                          ©2007 REALTORS® Association of New Mexico                            Initials: Buyer Seller

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

P. Seller has not collected and will not collect any rent or other monies related to the Property for any period after the Closing Date.

Seller’s representations and warranties shall survive the Closing.

11. PRORATIONS, ADJUSTMENTS AND TRUST FUNDS. At the Closing, the following shall occur:

A. Taxes, Assessments, Unpaid Existing Impact Fees. Applicable real property taxes shall be prorated through the Closing Date, based upon the latest tax information available to Title Company. Seller shall pay all special assessments, standby charges, prorata charges and other similar charges and/or assessments existing as of the Closing.

B. Insurance. All insurance obtained by Seller will terminate on the Closing Date. Buyer is advised to obtain appropriate insurance related to the Property effective as of the Closing Date.

C. Rent, Security Deposits and Related Expenses. All rent and other similar monies, including but not limited to common area maintenance fees, utilities, operating expenses and other “pass-throughs,” shall be prorated as of the Closing Date. The parties agree to promptly adjust between themselves outside of the escrow any rents received after the Closing Date. All security deposits pursuant to Existing Leases shall be delivered to Buyer and paid for by Buyer at the Closing.

D. Loan Impounds. At the Closing, Seller shall assign to Buyer, and Buyer shall pay for all impounds or trust funds (including but not limited to insurance escrows, tax escrows, and replacement reserves), held by the lender regarding any loan being assumed by Buyer.

E. Other Charges Related to the Property. All other charges related to the Property, including but not limited to utility bills, service contracts, and management fees shall be paid by Seller through the Closing Date. All service contracts, management agreements and other contracts, unless specifically approved and assumed by Buyer in writing at the Closing, shall be terminated by Seller effective as of the Closing Date. Buyer shall pay for all fees incurred in conjunction with the assignment of any service contract, management agreement and/or other contract. Buyer shall be responsible for changing over to Buyer all utilities as of the Closing Date. Utility deposits, if any, shall be assigned to Buyer and be paid for by Buyer at the Closing. Title Company is hereby authorized to retain such monies out of the closing proceeds as are reasonably necessary to pay utility charges which could result in a municipal lien being filed against the Property for any period of time prior to the Closing Date.

12. MATERIAL CHANGE. No Material Change, as hereinafter defined, shall have occurred before the Closing with respect to the Property that has not been approved in writing by Buyer. For purposes of this Agreement, “Material Change” shall mean a change in the status of a use, occupancy, tenants, financial condition or physical condition of the Property. In the event of a Material Change, Buyer, at Buyer’s election, may terminate this Agreement within 7 days of receiving notice from Seller of such Material Change. If Buyer terminates this Agreement, the Earnest Money and all interest accrued thereon shall be returned to Buyer.

13. RISK OF LOSS. In the event of damage or destruction of all or any portion of the Property by wind, water, fire or other casualty, Seller will promptly notify Buyer of the nature and extent of such damage or destruction. In such event, Buyer, in its sole discretion, within 7 days of such notice, may either terminate this Agreement, negotiate a mutually acceptable reduction in the Purchase Price, obtain an assignment of insurance proceeds from Seller or apply insurance proceeds actually received by Seller as of the Closing to the Purchase Price. Prior to the Closing, risk of loss with respect to the Property shall be on Seller. After the Closing, risk of loss with respect to the Property shall be on Buyer.

RANM Form 3101 (2010) Page 6 of 11                                   ©2007 REALTORS® Association of New Mexico                      Initials: Buyer Seller

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REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

14. CONDEMNATION. Promptly upon obtaining knowledge of any threatened or filed condemnation proceeding against all or any portion of the Property, Seller or Buyer will notify the other party of such proceeding. In such event, Buyer, in its sole discretion, may either terminate this Agreement, negotiate a mutually acceptable reduction in the Purchase Price, obtain an assignment of condemnation proceeds from Seller or apply condemnation proceeds actually received by Seller as of the Closing to the Purchase Price.

15. CLOSING. The closing (“Closing”) shall occur on the Closing Date. All documents shall be delivered by the respective parties to Title Company to be held in escrow pending the Closing. Each document shall be duly executed and, if the document is to be recorded, duly acknowledged. For the Closing, Seller shall deliver the following:

A. The Deed, of the type specified above, subject only to the title items not objected to by Buyer during the Inspection Period.

B. An assignment of the Existing Leases.

C. An affidavit executed by Seller providing that Seller is not a “foreign person” as established by Internal Revenue Code Section 1445 or successor statutes.

D. Other applicable closing documents required or specified by this Agreement.

E. Closing statement prepared by Title Company for Seller.

For the Closing, Buyer shall deliver the following:

A. The balance of the Purchase Price.

B. Other applicable closing documents required or specified by this Agreement.

C. Documents, if any, related to Buyer’s financing for the Property.

D. Closing statement prepared by Title Company for Buyer.

As soon after the Closing as is reasonably practicable, Title Company shall issue to Buyer a standard New Mexico form Owner’s Title Insurance Policy, effective as of the Closing Date, in the amount of the Purchase Price, insuring title to the Property vested in Buyer, in a form consistent with the Title Commitment, and subject only to exceptions not objected to by Buyer during the Inspection Period. Seller shall pay the premium for the standard New Mexico form Owner’s Title Insurance Policy. Buyer shall pay the premium for all endorsements, deletions/modifications of Schedule B, II items and/or extended coverages to the Owner’s Title Insurance Policy. Buyer shall pay the premium for any Loan Title Insurance Policy in favor of Buyer’s lender, if any.

All documents shall be in a form mutually acceptable to Buyer and Seller. Prorations shall be handled at the Closing as set forth in this Agreement. Buyer and Seller shall each pay for one-half of the escrow charges and/or closing fees of Title Company. Buyer shall pay all costs related to obtaining any financing related to the Property and the cost of recording all documents transferring the Property to Buyer. All other Closing costs shall be handled as is otherwise agreed to in writing by Buyer and Seller.

16. POSSESSION. Possession of the Property (subject to the rights of tenants under the Existing Leases) and keys to the Property shall be delivered by Seller to Buyer at the Closing.

RANM Form 3l01 (2010) Page 7 of 11                                   ©2007 REALTORS® Association of New Mexico                     Initials: Buyer Seller

Produced with ZipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026         www.zipLogix.com                     8500 Bluewater

REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

17. DEFAULT AND REMEDIES. Before exercising any remedy, the non-defaulting party shall give the defaulting party five (5) days written notice specifying the default, and the defaulting party shall be permitted to cure the default in such period. If a default occurs under this Agreement, then this Agreement may be terminated at the option of the non-defaulting party. If the non-defaulting party elects to treat this Agreement as terminated, the Earnest Money and all accrued interest thereon, shall be delivered to the non-defaulting party and the non-defaulting party may pursue any additional remedies available at law, in equity or otherwise. In the event, however, the non-defaulting party elects to treat this Agreement as being in full force and effect, the non-defaulting party shall have the right to specific performance. Buyer and Seller acknowledge and agree that Broker(s) will not in any circumstance be responsible for any breach by either party under this Agreement. If a default occurs under this Agreement then the defaulting party shall be liable to the non-defaulting party for all costs and expenses, including but not limited to reasonable attorneys’ fees, incurred by the non-defaulting party as a result of the default.

18. DISCLAIMERS. Buyer acknowledges that it is acquiring the Property based on Buyer’s own review and inspection. Buyer is acquiring the Property “AS IS” and “WITH ALL FAULTS.” Except as expressly provided in this Agreement, Seller makes no representation, warranty, inducement, promise, agreement or assurance regarding the Property, including but not limited to any warranty or representation as to condition, compliance with laws, zoning, water, soil, access, size, marketability, value, future value, utilities, occupancy, or otherwise. ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF HABITABILITY, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED. Buyer acknowledges that it is not relying upon any representation or warranty by any Broker.

19. REAL ESTATE BROKERS. The parties acknowledge that the Broker(s) are the procuring cause of this Agreement. The parties acknowledge that the specific relationship(s) of Buyer and Seller with such Broker(s) has been established pursuant to separate written agreement. In consideration of the real estate brokerage service rendered by Broker(s), Seller agrees to pay Broker(s) a real estate brokerage fee, plus applicable gross receipts tax thereon, as established by the separate written agreement. Such real estate brokerage fee, including applicable gross receipts tax thereon, shall be divided in such shares as the Broker(s) shall direct Title Company in writing. Broker(s) shall be a third party beneficiary of this Agreement. This Agreement shall serve as an irrevocable instruction to Title Company to pay such real estate brokerage fee, including applicable gross receipts tax thereon, to Broker(s) out of the Seller’s proceeds from the Closing. Other than Seller’s obligations to the Broker(s) as set forth above, Buyer and Seller represent to each other that they have had no dealings with any other broker, or agent, and that no person or entity, other than the Broker(s) has any claim for a fee or commission in conjunction with the sale covered by this Agreement. Each party indemnifies and agrees to defend the other party from any and all costs and liabilities arising from any breach of any representation contained in this paragraph.

20. FURTHER ACTION. Buyer and Seller agree to take such other and further action, and execute such additional documents, as are reasonably necessary to consummate the sale pursuant to this Agreement or which are reasonably required by the Title Company in conjunction with the Closing.

21. BACK UP OFFERS. Buyer agrees that until such time as Buyer has approved the condition of the Property or waived any contingency of Buyer set forth in this Agreement, Seller may solicit and/or accept back-up offers to purchase the Property.

22. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and may be either personally delivered, sent by recognized overnight courier (for next day delivery) or mailed;, postage prepaid, or by any method where there is evidence of receipt addressed to the parties and the Brokers at their respective addresses set forth above. If any notice is personally delivered, it shall be deemed given upon delivery. If any notice is sent by recognized overnight courier, it shall be deemed given upon delivery by the courier. If any notice is mailed, it shall be deemed given three (3) business days after deposit in the United States mail. A party may change its address for notices by sending a notice to the other party pursuant to the terms of this paragraph. FACSIMILE AND EMAIL COMMUNICATIONS SHALL NOT BE USED FOR NOTICES PURSUANT TO THIS AGREEMENT.

RANM Form 3101 (2010) Page 8 of 11                        ©2007 REALTORS® Association of New Mexico                        Initials: Buyer Seller

Produced with ZipForm™ by RE FormsNet, LLC 18025 Fifteen Mile Road, Clinton Township, Michigan 48035        www.zipform.com                8500 Bluewater

REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

23. AUTHORITY. Each party signing this Agreement represents and warrants to the other party that it has full legal power, authority and right to execute, deliver and perform the obligations under this Agreement. Each party represents and warrants to the other party that the transactions contemplated by this Agreement and each person signing this Agreement and/or any document at the Closing has been duly authorized by all requisite action and that no remaining action or third-party consent is required. If Seller is an entity, Seller represents and warrants to Buyer that it is duly formed, validly existing and in good standing under the laws of the State of its organization (as set forth above) and qualified to do business in New Mexico. If Buyer is an entity, Buyer represents and warrants to Seller that it is duly formed, validly existing and in good standing under the laws of the state of its organization (as set forth above) and qualified to do business in New Mexico.

24. AMENDMENT. This Agreement cannot be amended except by a written document executed by the party against whom such amendment is to be enforced.

25. INVALIDITY. If any provision of this Agreement is determined to be invalid, ineffective, inoperative, unenforceable, or contrary to law, all of the remaining provisions of this Agreement shall remain in full force and effect.

26. CONFIDENTIALITY. Buyer and Seller agree that at all times after the Date of Agreement and prior to the Closing, unless consented to in writing by the other party or required by law, no party shall issue a press release or other public disclosure concerning the pending sale of the Property. Buyer and Seller agree to notify their employees, agents, contractors and Broker(s) involved in the sale of this confidentiality provision. No memorandum or other document referencing this Agreement shall be recorded.

27. ~~ASSIGNMENT. No party may assign the Agreement without the prior written consent of the other party.~~

28. ATTORNEY REVIEW. Buyer and Seller each acknowledge and agree that this Agreement is a legally binding document and that each party has had a full opportunity to have its respective attorney review, revise and negotiate this Agreement. Consequently, neither party shall be deemed to have had the responsibility of drafting this Agreement if this Agreement at any time is construed or interpreted.

29. GOVERNING LAW. This Agreement shall be governed by the law of the State of New Mexico.

30. WAIVER. No waiver or failure by any party to enforce any breach of this Agreement shall be considered to be a waiver of any subsequent breach, regardless of the time, nature or form of the subsequent breach. All waivers must be in writing to be effective.

31. ENTIRE AGREEMENT. This Agreement (including all exhibits and addenda) and the Property Disclosure Statement covering the Property constitute a fully integrated document and represent the entire understanding and agreement between Buyer and Seller regarding the Property. All prior discussions, events, or representations, warranties and agreements regarding the Property are hereby superseded and replaced by this Agreement. The parties to this Agreement affirm that the terms and provisions of this Agreement accurately reflect their intent. All exhibits and addenda to this Agreement are incorporated into this Agreement as operative provisions.

32. TIME OF THE ESSENCE. Time is of the essence under this Agreement.

33. CAPTIONS AND DEFINED TERMS. The headings and captions contained in this Agreement are for convenience and reference purposes only and shall not define, limit or otherwise affect the terms and conditions of this Agreement. Capitalized words shall have the definition specified in this Agreement, including the definitions set forth in the “Terms” paragraph.

RANM Form 3101 (2010) Page 9 of 11                    ©2007 REALTORS® Association of New Mexico                         Initials: Buyer Seller

Produced With ZipForm™ by RE FormsNet, LLC 18025 Fifteen Mile Road, Clinton Township, Michigan 48035        www.zipform.com                 8500 Bluewater

REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

34. LIMITATION OF REAL PROPERTY INDEMNIFICATIONS. To the extent applicable, if at all, the indemnifications contained in this Agreement are subject to and limited by the provisions of Section 56-7-1 of the New Mexico Statutes.

35. DURATION. If this Agreement is not fully executed by both Buyer and Seller on or before the Offer Expiration Date, the offer evidenced by this partially executed document shall be automatically withdrawn. In such event, all Earnest Money that already has been deposited with the Title Company, and all accrued interest, shall be delivered to Buyer.

36. COUNTERPARTS. This Agreement may be executed by Buyer and Seller in counterparts, each of which shall be deemed an original, and all of which together shall constitute one (1) document.

37. FOREIGN SELLERS. The disposition of a U.S. Real Property interest by a Foreign Person is subject to Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) income tax withholding. FIRPTA applies if Seller is a Foreign Person, Foreign Corporation or Partnership, or non-resident Alien, unless BOTH the purchase price is $300,000 or less AND Buyer intends to use the property as Buyer’s primary residence. Federal Law requires that if Seller is a Foreign Person, then Buyer must withhold ten percent (10%) of the amount realized from the sale of the Property and remit it to the Internal Revenue Service (IRS) within 20 days of Closing unless the Seller provides written confirmation from the IRS that Seller is not subject to withholding. Generally speaking, the “amount realized” is the sales/purchase price of the Real Estate. If Seller is Non-Foreign, the Seller must provide proof of Non-Foreign status by fully executing an Affidavit of Non-Foreign Seller (RANM Form 2303) and deliver it to either the Buyer or to a Qualified Substitute. Under FIRPTA, if Seller is a Foreign Person and Buyer fails to withhold taxes, the Buyer may be held liable for the tax, in addition to other fines and penalties and the Buyer’s Broker may be fined up to the amount of their commission.

Buyer’s offer ☒ is ☐ is not contingent upon the Seller completing the FIRPTA response box in the Acknowledgement by Seller Section of this Purchase Agreement, and providing the documents indicated there in no later than 5 days after Date of Acceptance. If Seller is providing an Affidavit of Non-Foreign Seller, Buyer agrees that Seller may, at Seller’s option, provide this Affidavit either to Buyer or to a Qualified Substitute as provided by FIRPTA. If a Qualified Substitute is used, Buyer will not receive a copy of Seller’s Affidavit.

For further information on FIRPTA, see the Information Sheet - FIRPTA (RANM Form 2304), and consult with an attorney and/or tax professional.

38. SEVERABILTY. If any portion of this agreement is found by any court of competent jurisdiction to be invalid or unenforceable, the remainder of this agreement will remain in full force and effect.

BUYER

Coven Holdings LLC	, a	New Mexico Limted Liability Company

By:	December 1, 2010 12:00 PM

Execution Date Time

Mitch Coven Principal

Name (Print) Its

8409 Washington Street NE Albuquerque NM 87113

Address City State Zip Code

(505) 268-9952 mitch@vitalityworks.com

Phone Fax Email Address

RANM Form 3101 (2010) Page 10 of 11	©2007 REALTORS® Association of New Mexico	Initials: Seller

Produced with ZipForm™ by RE FormsNet, LLC 18025 Fifteen Mile Road, Clinton Township, Michigan 48035 www.zipform.com 8500 Bluewater

REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

PURCHASE AGREEMENT - COMMERCIAL – 2010

ACKNOWLEDGEMENT BY SELLER:

With regard to Paragraph 37, FOREIGN SELLERS, Seller agrees to;

☐	Execute an Affidavit of Non-Foreign Seller (RANM Form 2303), or
☐	Provide written documentation from the IRS that withholding is not required.

If Seller does not provide the Affidavit of Non-Foreign Seller (if applicable) within the time-frame provided, Buyer, in his sole discretion, may choose to terminate this Agreement or to proceed to Settlement/Signing. If Buyer chooses to terminate, Earnest Money will be returned to Buyer. If Seller fails to provide either of the above documents prior to the Settlement/Signing date, Buyer may still proceed with the consummation of this Agreement and may in his sole discretion, instruct the Title Company closing this transaction to withhold ten percent (10%) of the amount realized from the sale of the Property to be remitted to the IRS on Buyer’s behalf. Generally speaking, the “amount realized” is the sales/purchase price of the Real Estate.

By signature hereto, Seller hereby acknowledges Buyer’s obligations under FIRPTA and in the event Seller fails to provide the necessary documentation as provided for in this Agreement authorizes the Title Company closing this transaction to withhold ten percent (10%) of the amount realized from the sale of the Property to be remitted to the IRS on Buyer’s behalf.

SELLER

Sparton Technology, Inc	, a	New Mexico Corporation

By:	12/8/2010 5:00 PM

Execution Date Time

STEVEN KORWIN SVP QUALITY & ENG

Name (Print) Its

425 N. MARTINGALE RD SCHAUMBURG IL 60173

Address City State Zip Code

248-420-6271 847-762-5820 skorwin@sparton.com

Phone Fax Email Address

Date of Agreement: 12/8/2010 (For reference purposes and for calculation of deadlines, the LAST party to execute this contract should fill in the date.

Attn: No representation or recommendation is made by the REALTORS® Association of New Mexico (“RANM”), The Commercial Association of REALTORS®-New Mexico (“CARNM”) or by any Broker as to the legal sufficiency, legal effect or tax consequences of this Agreement or the sale to which it relates. The parties are urged to:

1. Seek the advice of appropriate legal and tax counsel and advisors concerning the consequences of this Agreement; and,

2. Obtain the assistance of appropriate experts and consultants to review and investigate the Property during the Inspection Period,

This Agreement is meant to be used in connection with the sale of commercial real property. RANM and CARNM make no warranty as to the legal effectiveness, appropriateness or validity of this form. RANM and CARNM disclaim any liability for damages resulting from use of this form. By use of this form the parties agree to the limitations set forth in this paragraph. The parties hereby release RANM, CARNM the real estate brokers, their agents and employees, from all liabilities, claims and damages resulting out of the use of this form. Buyer and Seller should consult their own attorneys, accountants and consultants regarding the effectiveness, validity, and/or consequence of use of this form. This form is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by real estate licences who arc members of the National Association of REALTORS® and who subscribe to the National Association of REALTORS’® Code of Ethics.

RANM Form 3101 (2010) Page 11 of 11                             ©2007 REALTORS® Association of New Mexico                        Initials: Buyer

Produced with ZipForm™ by RE FormsNet, LLC 18025 Fifteen Mile Road, Clinton Township, Michigan 48035                www.zipform.com            8500 Bluewater

REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

ADDENDUM - COMMERCIAL – 2010

This Addendum is part of the Agreement dated December 1, 2010 , covering the Property at 8500 Bluewater Road NW, Albuquerque, NM 87121. The parties further agree as follows:

Inspection Period: The Inspection Period starts the day following the delivery of all inspection documents which shall include Title Commitment, Phase I Environmental and ALTA Survey. During the Inspection Period, in the event Buyer determines that the Property is unsuitable for any reason whatsoever, Buyer shall have the right to terminate the Purchase and Sale Agreement and the Earnest Money Deposit and accumulated interest, if any, shall be refundable to Buyer.

Closing Period: 90 days from Date of Agreement.

Assignment: Buyer will assign its rights and obligations under the Purchase and Sale Agreement to a newly formed New Mexico Limited Liablity Company. Buyer will provide written notice of the assignment to the Seller and Escrow Holder at least three (3) days prior to the scheduled close of escrow.

* REFER TO ADDENDUM TWO FOR ALL MODIFICATIONS TO THIS PURCHASE AGREEMENT.

SELLER

Sparton Technology, Inc.	, a	New Mexico Corporation

By:	12/8/2010 5:00 PM

Execution Date Time

STEVEN KORWIN S. V. P. QUALITY & ERG

Name (Print) Its

425 N. MARTINGALE RD. SCHAUMBURG IL 60173

Address City State Zip Code

248-420-6271 847-762-5820 skorwin@sparton.com

Phone Fax Email Address

This form and all REALTORS® Association of Mew Mexico (RANM) forms are for the sole use of RANM members and those New Mexico Real Estate Licensees to whom RANM has granted prior written authorization. Distribution of RANM forms to non-RANM members or unauthorized Real Estate Licensees is strictly prohibited. RANM makes no warranty of the legal effectiveness or validity of this form and disclaims any liability for damages resulting from its use. By use of this form, the parties agree to the limitations set forth in this paragraph. The parties hereby release RANM, the Real Estate Brokers, their Agents is and employees from any liability arising out of the use of this form. You should consult your attorney with regards to the effectiveness, validity or consequences of any use of this form. The use of this form is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by Real Estate Licensees who are members of the National Association of REALTORS® and who subscribe to the Association’s strict Code of Ethics.

RANM Form 3105 (2010) Page 1 of 2	©2003 REALTORS® Association of New Mexico	Initials: Buyer Seller

New Urban Investments LLC P.O. Box 7897 Albuquerque, NM 87194
Phone: 505.450. 4466	Fax: 505.232.3018	Phillip Raby	8500 Bluewater
Produced with ZipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

REALTORS® ASSOCIATION OF NEW MEXICO/

COMMERCIAL ASSOCIATION OF REALTORS® NEW MEXICO

ADDENDUM - COMMERCIAL – 2010

BUYER

Coven Holdings LLC	, a	New Mexico Limted Liability Company

By:	12/01/2010 12:00 PM

Execution Date Time

Mitch Coven Principal

Name (Print) Its

8409 Washington Street NE Albuquerque NM 87113

Address City State Zip Code

(505) 268-9952 mitch@vitalityworks.com

Phone Fax Email Address

RANM Form 3105 (2010) Page 2 of 2                             ©2003 REALTORS® Association of New Mexico/                             Initials: Buyer Seller

Produced with ZipForm® by zipLogix 16070 Fifteen Mile Road, Fraser, Michigan 48026     www:zipLogix.com                         8500 Bluewater

ADDENDUM TWO TO REALTORS ASSOCIATION OF NEW

MEXICO/COMMERCIAL ASSOCIATION OR REALTORS NEW MEXICO

PURCHASE AGREEMENT – COMMERCIAL – 2010

This Addendum modifies that Realtors Association of New Mexico/Commercial Association or Realtors New Mexico and Addendum One thereto (the “Agreement”) and shall control any contrary provisions.

1. The Purchase Price shall be $4,500,000.

2. Conveyance shall be by Special Warranty Deed.

3. Section 5 (“Financing”) is deleted.

4. Section 6 is deleted and replaced with the following:

“6. SELLER DELIVERIES. Within 15 days of the Date of Agreement, Seller will deliver to Buyer all information in Seller’s possession relating to the Property. Seller makes no warranties or representations as to accuracy or completeness of any information delivered to Buyer.”

5. Section 7 is deleted and replaced with the following:

“INSPECTION PERIOD. Buyer shall have 45 days from the date of this Agreement to review the Property. During the Inspection Period, Buyer shall review all of the information regarding the Property provided by Seller. In addition, during the Inspection Period, Buyer may perform such other inspections and review such other information as is desired by Buyer. Such inspections shall be at Buyer’s expense. Such inspections and reviews may include, but are not limited to, physical inspection of the Property, environmental inspection of the Property, soil inspection, review of governmental approvals and permits related to the Property, zoning, title, survey, leases, service agreements, management contracts, and other agreements related to the Property. Seller authorizes Buyer to request zoning and other similar certifications from applicable governmental and quasi-governmental authorities. Buyer agrees to conduct all inspections and tests at times mutually acceptable to Buyer and Seller. In performing the Inspections, Buyer shall not perform any invasive testing, drilling, or otherwise physically alter the Property except with the prior written consent of Seller. Buyer’s representatives shall not interfere with the use and occupancy of the Property by Seller or any tenant. Buyer shall indemnify, defend, and hold Seller harmless from any claims, including construction, mechanics’ or materialmen’s liens, expenses, liabilities, damages, losses or injuries, including the costs and expenses of investigation, defending and settling or litigating any claim, and reasonable attorney’s fees, arising out of or related to any actions or the presence of Buyer’s representatives on the Property. In the event any Inspections disturb any portion of the Property, Buyer shall, at its sole cost and expense, promptly restore the Property to its prior condition. Buyer’s obligations under this Section shall survive the Closing or the termination of this Agreement.”

6. The Title Commitment, Survey and Environmental Site Assessment shall be obtained by Buyer at Buyer’s expense.

7. The following is added to Section 8:

“Buyer agrees (i) to provide to Seller copies of all inspection reports, and (ii) not to disclose the contents of such reports to any third party in the event this Agreement is terminated.”

8. Section 9 is deleted and replaced with the following:

“BUYER’S OBJECTION. Prior to the end of the Inspection Period, if Buyer is dissatisfied with title, survey, the environmental site assessment or the physical condition of the Property, Buyer, at Buyer’s election, may either terminate this Agreement or give notice to Seller requesting that Seller cure the items disapproved by Buyer. Within 10 days of Buyer’s notice requesting Seller’s cure, Seller shall provide notice to Buyer of Seller’s proposed cure and the time period necessary for Seller to effectuate the cure. Upon receipt of the response from Seller, Buyer shall within 10 days elect to either terminate this Agreement or accept Seller’s proposed cure. If Buyer elects to terminate this Agreement, the Earnest Money, including accrued interest, shall be delivered to Buyer. If Buyer agrees to Seller’s proposed cure, the Closing Date shall be extended, if necessary, consistent with the time period specified for Seller’s cure. If Buyer does not disapprove the Property in writing, Buyer shall be deemed to have approved the Property and the Earnest Money shall become non-refundable.

9. Section 10 is deleted and replaced with the following:

“SELLER’S REPRESENTATIONS AND WARRANTIES. Seller makes the following representations and warranties to Buyer as of the Date of Agreement and as of the Closing:

A. Seller is not aware of any unpaid liens or assessments, or items which could result in a lien, related to the Property.

B. Seller will not violate or modify any existing lease or Other Agreement, or create any new lease or Other Agreement affecting the Property, without Buyer’s prior written approval.

2

C. No person other than tenant(s) pursuant to the Existing Leases shall have any right to possession of the Property.

D. No work has been performed which has not been paid for or which could give rise to any mechanic’s or materialmen’s lien being filed against the Property.

E. No lawsuit or other claim is pending or threatened against Seller relating to the Property.

F. Seller is not subject to any current bankruptcy, receivership, probate or insolvency proceeding.

These representations and warranties shall not survive the Closing. Buyer’s sole remedy for breach of any Seller covenant or representation shall be to terminate this Agreement.

10. Section 12 is deleted.

11. Section 13 is deleted and replaced with the following:

“RISK OF LOSS. In the event of damage or destruction of all or any material portion of the Property by wind, water, fire or other casualty. Seller will promptly notify Buyer of the nature and extent of such damage or destruction. Insurance proceeds shall be assigned to Buyer, provided however that Buyer within 7 days of Seller’s notice may terminate this Agreement by written notice to Seller if the damage is reasonably estimated to exceed $100,000 to repair. Prior to the Closing, risk of loss with respect to the Property shall be on Seller. After the Closing, risk of loss with respect to the Property shall be on Buyer.”

12. Section 18 is deleted and replaced with the following:

“NO REPRESENTATIONS OR WARRANTIES; “AS-IS” PURCHASE. Buyer warrants and acknowledges to and agrees with Seller that Buyer is a sophisticated Buyer, familiar with the Property, and that Buyer is purchasing the Property “AS IS”, “WHERE IS” and “WITH ALL FAULTS”, with no right of set-off or reduction in the Purchase Price and, except as expressly provided herein to the contrary, specifically and expressly without reliance on any warranties, representations or guarantees, whether express, implied or statutory, of any kind, nature, or type whatsoever from or on behalf of Seller, including without limitation, warranties, representations or guarantees with respect to the quality, character, or condition of the Property, whether latent or patent, merchantability, habitability, utility, tenantability, workmanship, operations, state of maintenance or repair, compliance with statutory or other governmental, regulatory or

3

industry standards or fitness for a particular use, or with respect to the value, profitability or marketability of any part of the Property, or with respect to any other matter or thing relating to or affecting the Property. Seller does hereby disclaim and renounce, and Buyer acknowledges and agrees that it is not relying on, any such representations or warranties. Buyer represents and warrants to Seller that upon expiration of the Inspection Period, Buyer will have had ample opportunity to make a proper inspection, examination and investigation of the Property to familiarize itself with its condition and that Buyer will do so to its satisfaction. Buyer shall have no claim, in law or in equity, based upon the condition of the Property or the failure of the Property to meet any standards. Further, anything in this Agreement to the contrary notwithstanding, in no event shall Seller be liable for incidental, special, exemplary or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property.

NO REQUIRED DISCLOSURES OR OTHER OBLIGATIONS. Buyer further acknowledges and agrees that Seller shall be under no duty to make any affirmative disclosure regarding any matter which may be known to Seller, its officers, directors, contractors, agents or employees, except as specifically set forth herein, and that it is relying solely upon its own Inspections of the Property and not upon any representations made to it by any person whomsoever. Buyer agrees that there is no obligation on the part of Seller to make any changes, alterations, or repair to the Property. Buyer is solely responsible for obtaining any certificate of occupancy or any other approval or permit necessary for transfer or occupancy of the Property and for any repairs or alterations necessary to obtain same all at Buyer’s sole cost and expense. Buyer agrees and acknowledges that Buyer’s obligations under this Agreement shall remain in full force and effect with Buyer having no right to delay the Closing or terminate this Agreement regardless of any facts or information learned by Buyer after the expiration of the Inspection Period.

SELLER’S DELIVERIES. Seller has not made and does not make in this Agreement any representation or warranty about the truth, reliability, accuracy, completeness, or enforceability of any materials, reports and other information about the Property, including without limitation, the Seller’s Deliveries, given to Buyer prepared by any person or about the qualifications or expertise of any such person, and Buyer has not relied, and is not relying, upon Seller with respect to any such materials, reports and other information which may have been provided by or on behalf of Seller.

4

RELEASE AND ASSUMPTION OF RISK. Buyer, for itself, and its officers, directors, shareholders, partners, agents, contractors, attorneys, brokers, servants, employees, invitees, concessionaires, licensees and representatives (hereinafter referred to as “Releasors”), hereby waives, releases, acquits and forever discharges Seller and its officers, directors, shareholders, trustees, partners, agents, contractors, attorneys, brokers, servants, employees. Buyers, invitees, licensees and representatives (hereinafter referred to as “Releasees”) of and from any and all Losses, which are in any way connected with, based upon, related to or arising out of any of the following, whether now existing or hereafter arising: (i) the presence of any Hazardous Materials (as hereinafter defined) on, at, under or emanating from the Land or Property or any part thereof, or any Hazardous Use on or about the Land or Property or any part thereof, (ii) any violation by or relating to the Land or Property or any part thereof (or the ownership, use, condition, occupancy or operation thereof), or by the Releasors or any other persons or entities, of any Environmental Laws, or (iii) any investigation, inquiry, order, hearing, action or other proceeding by or before any governmental agency or any court in connection with any of the matters referred to in clauses (i) or (ii) above (collectively, the “Released Matters”). Releasors hereby expressly assume any and all risk of Losses based on or arising out of or pertaining to the Released Matters. Buyer agrees, represents and warrants that the Released Matters are not limited to matters which are known, disclosed or foreseeable, and Buyer waives any and all rights and benefits which are conferred upon Buyer by statute. Buyer realizes and acknowledges that factual matters now unknown to it may have given, or may hereinafter give, rise to Losses which are presently unknown, unanticipated and unsuspected. Buyer further agrees, represents and warrants that the provisions of this Section have been negotiated and agreed upon in light of that realization and that Buyer nevertheless hereby intends to release, discharge and acquit the Releasees from any such unknown Losses which are in any way related to the Land or Property or any part thereof.”

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13.	The following is inserted as Section 27:

“SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, devisees, personal representatives, successors and permitted assigns. Buyer shall not assign this Agreement without Seller’s prior written consent, except as provided in Addendum One.”

14.	Section 34 is deleted and replaced with the following:

“LIMITATION ON INDEMNIFICATION. To the extent, if at all, that any provision contained herein or in any related documents requiring one party to indemnify, hold harmless, insure, or defend another party (including such other party’s employees or agents) is found to be within the scope of NMSA (1978), § 56-7-1 (2005), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA (1978), § 56-7-1 (2005), as amended from time to time, for its enforceability, then such provision, regardless of whether it makes reference to this or any other limitation provision, shall: (a) not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by or resulting from, in whole or in part, the negligence, act or omission of the indemnitee or additional insured, as the case may be, its officers, employees or agents; and shall be further modified, if required, by the provisions of NMSA (1978), § 56-7-1 (B)(2005), as amended from time to time; (b) be enforced only to the extent that the liability, damages, losses or costs are caused by, or arise out of, the acts or omissions of the indemnitor or its officers, employees or agents; and (c) be further modified, if required, by the provisions of NMSA (1978), § 56-7-1 (B)(2005), as amended from time to time. Further, notwithstanding any other term or condition of this agreement, to the extent, if at all, that any agreement, covenant, or promise to indemnify another party (including such party’s employees or agents) contained herein or in any related documents, is found to be within the scope of NMSA (1978) §56-7-2 (2003), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA (1978), § 56-7-2 (2003), as amended from time to time, for its enforceability, then, regardless of whether it makes reference to this or any other limitation provision, such agreement is not intended to, and it does not, indemnify such indemnitee against loss or liability for damages arising from: (i) the sole or concurrent negligence of such indemnitee or the agents or employees of such indemnitee; (ii) the sole or concurrent

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negligence of an independent contractor who is directly responsible to such indemnitee; or (iii) an accident that occurs in operations carried on at the direction or under the supervision of such indemnitee, an employee or representative of such indemnitee or in accordance with methods and means specified by such indemnitee or the employees or representatives of such indemnitee.”

15. The first paragraph of Addendum One titled “Inspection Period” is deleted.

16. The second paragraph of Addendum One is deleted and replaced with the following:

“The Closing Date shall be ten days after the expiration of the Inspection Period.”

17. The Seller is Sparton Technology, Inc., a New Mexico corporation.

18. FREEDOM TO CHOOSE INSURANCE COMPANY AND INSURANCE PROFESSIONAL. Buyer hereby acknowledges that it has been informed by Seller on behalf of that, although I may be required by the Seller to purchase insurance to cover the Property, I may purchase that insurance from the insurance company or agent of my choice, and cannot be required by the Seller, as a condition of the sale, to purchase or renew any policy of insurance covering the property through any particular insurance company, agent, solicitor, or broker. I hereby acknowledge receipt of a true copy of this notice.

SPARTON TECHNOLOGY, INC.

By:
Its:	S.V.P. QUALITY & ENG

COVEN HOLDINGS LLC

By:
Its:	PRESIDENT

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